Retirement and Severance Benefits (Schedule of Net Periodic Benefit Cost for the Contributory Funded Benefit Pension Plans, the Unfunded Lump Sum Payment Plans, and Cash Balance Pension Plans) (Details) (JPY ¥)
In Millions
	3 Months Ended	12 Months Ended
	Mar. 31, 2008	Mar. 31, 2011	Mar. 31, 2010	Mar. 31, 2009
Retirement and Severance Benefits
Service cost - benefits earned during the year		¥ 55,371	¥ 50,285	¥ 49,660
Interest cost on projected benefit obligation		57,093	51,239	50,114
Expected return on plan assets		(55,583)	(43,971)	(48,659)
Amortization of prior service benefit		(24,544)	(25,011)	(24,606)
Recognized actuarial loss		27,616	43,576	22,391
Net periodic benefit cost	¥ 3,727	¥ 59,953	¥ 76,118	¥ 48,900